SUPPLEMENT DATED NOVEMBER 24, 2009
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
DATED MAY 1, 2009

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund

Integrity High Income Fund

Increase in Up-Front Sales Charge for Certain Purchases of the Williston Basin/Mid-North America Stock Fund ("WB/MNAS Fund") and Integrity High Income Fund ("High Income Fund") Only

On October 19, 2009, the Board of Trustees determined that the up-front sales charge on purchases of shares of the WB/MNAS Fund that are at least $100,000 but less than $250,000 will be increased from 4.00% to 4.25% as a percentage of public offering price (and increased from 4.17% to 4.44% as a percentage of the net amount invested), and the up-front sales charge on purchases that are at least $250,000 but less than $500,000 will be increased from 3.00% to 3.25% as a percentage of public offering price (and increased from 3.09% to 3.36% as a percentage of the net amount invested). The foregoing changes are effective as of November 30, 2009.

On October 19, 2009, the Board of Trustees determined that the up-front sales charge on purchases of Class A shares of the High Income Fund that are at least $250,000 but less than $500,000 will be increased from 2.50% to 2.75% as a percentage of public offering price (and increased from 2.56% to 2.83% as a percentage of the net amount invested). The authorized dealer commission as a percentage of public offering price on purchases that are at least $100,000 but less than $250,000, will be reduced from 2.75% to 2.50%. The foregoing changes are effective as of November 30, 2009.

The information set forth in the Prospectus and SAI including without limitation page 29 of the Prospectus is superseded, to the extent applicable, by the information contained in this Supplement.